UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

Lithium Americas Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-41788	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3260 - 666 Burrard Street

Vancouver, British Columbia, Canada V6C 2X8

(Address of principal executive office and Zip Code)

(778) 656-5820

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	LAC	New York Stock Exchange Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on October 7, 2025, Lithium Americas Corp. (“LAC” or the “Company”) entered into the omnibus waiver, consent and amendment (“OWCA”), by and among the Company, Lithium Nevada LLC, 1339480 B.C. Ltd. (the “B.C. Corp”), LAC US Corp. (the “LAC JV Member”), Lithium Nevada Ventures LLC (the “LAC-GM Joint Venture”), Lithium Nevada Projects LLC, Citibank, N.A. and the United States Department of Energy (“DOE”). Pursuant to the terms of the OWCA, on January 30, 2026 (the “Issuance Date”) the Company entered into the A&R Company Warrant, A&R JV Warrant, Registration Rights Agreement, Put, Call and Exchange Agreement and Second A&R LLCA (each as defined herein, and collectively, the “Transaction Documents”), each of which is described in more detail herein.

Company Warrant

On the Issuance Date, as required under the OWCA, the Company entered into a warrant agreement with one of its subsidiaries (the “Company Warrant”), which such warrant agreement was promptly thereafter assigned by a subsidiary of the Company to the DOE and amended and restated (such amended and restated agreement, the “A&R Company Warrant”), providing for, among other things, the right to purchase common shares of the Company, no par value (“Common Shares”). The A&R Company Warrant is to purchase up to 18,268,687 Common Shares, which is equal to 5% of the Company’s total outstanding shares as of the Issuance Date, with an exercise price of $0.01 per share, exercisable for ten years from the date of issuance of the A&R Company Warrant, subject to customary anti-dilution adjustments and other terms set forth in the A&R Company Warrant.

LAC-GM Joint Venture Warrant

On the Issuance Date, as required under the OWCA, the LAC-GM Joint Venture entered into a warrant agreement with one of its subsidiaries (the “JV Warrant”), which such warrant agreement was promptly thereafter assigned by a subsidiary of the LAC-GM Joint Venture to the DOE and amended and restated (such amended and restated agreement, the “A&R JV Warrant”), providing for, among other things, the right to purchase non-voting units of the LAC-GM Joint Venture (“Non-Voting Units”) at an exercise price of $0.0001 per Non-Voting Unit, exercisable for ten years from the date of issuance of the A&R JV Warrant, subject to customary anti-dilution adjustments and other terms set forth in the A&R JV Warrant. The number of Non-Voting Units underlying the A&R JV Warrant is 8,656,509,695, which is equal to a 5% economic interest in the LAC-GM Joint Venture as of the Issuance Date.

Registration Rights Agreement

On the Issuance Date, as required under the OWCA, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the DOE. Among other things, the Registration Rights Agreement provides that the Company will prepare and file with the Securities and Exchange Commission (the “SEC”) on or prior to June 30, 2026 a resale registration statement on Form S-3, or if not available to the Company, on another appropriate form, including Form S-1, or an amendment or supplement to an existing registration statement on Form S-3, for the Common Shares for which the A&R Company Warrant and the A&R JV Warrant (together, the “Warrants”) are exercisable.

The Registration Rights Agreement provides for certain additional underwritten demand rights and “piggy-back” rights, subject to customary limitations. The Company has also agreed to pay certain expenses of the DOE incurred in connection with the exercise of its rights under the Registration Rights Agreement and indemnify the DOE for certain securities law matters in connection with any registration statement filed pursuant thereto.

Put, Call and Exchange Agreement

On the Issuance Date, the LAC-GM Joint Venture, the Company, B.C. Corp, the LAC JV Member, General Motors Holdings LLC (“GM Holdings”), and the DOE entered into the Put, Call and Exchange Agreement (the “Put, Call and Exchange Agreement”). Under the Put, Call and Exchange Agreement, the DOE has a put right to require GM Holdings to elect to either (i) purchase, or cause the LAC-GM Joint Venture to purchase, the A&R JV Warrant and any Non-Voting

Units issued upon conversion thereof, as applicable (a “JV Warrant Sale”), or (ii) subject to applicable exchange approvals and compliance with securities laws, cause the JV Warrant and any Non- Voting Units issued upon conversion thereof, as applicable, to be exchanged for a warrant to purchase a number of the Company’s Common Shares (a “JV Warrant Exchange”) that would result in the DOE holding a percentage of the total issued and outstanding Common Shares equal to the then applicable Warrant Conversion Rate (as defined below). The sale price for a JV Warrant Sale is expected to be mutually determined in good faith by GM Holdings and the DOE. If GM Holdings and the DOE cannot agree on the sale price for a JV Warrant Sale within 60 days of delivery of the put notice or if the JV Warrant Sale is not completed within 90 days of the delivery of the put notice, the parties will cause a JV Warrant Exchange to occur. The “Warrant Conversion Rate” is expected to be, as of the time of determination, the product of (i) 100 multiplied by (ii) the quotient obtained by dividing (A) the number of fully diluted Non-Voting Units in the LAC-GM Joint Venture held by the DOE by (B) the number of outstanding units in LAC-GM Joint Venture held by the LAC JV Member plus the number of fully diluted Non-Voting Units in the LAC-GM Joint Venture held by the DOE.

In addition, from and after the earlier of the Scheduled Substantial Completion Date and the Substantial Completion Date of the Thacker Pass Project (as such dates are defined in the Loan Arrangement Reimbursement Agreement with the DOE, as amended), GM Holdings has a call right to elect to effect, or cause LAC-GM Joint Venture to effect, a JV Warrant Sale if a price can be agreed upon between GM Holdings and the DOE within 60 days of the delivery of the call notice. If GM Holdings and the DOE cannot agree on the sale price within 60 days of delivery of the call notice or if the JV Warrant Sale is not completed within 90 days of the delivery of the call notice, the parties will cause a JV Warrant Exchange to occur.

Second Amended and Restated Limited Liability Company Agreement of the LAC-GM Joint Venture

On the Issuance Date, as required under the OWCA, the Amended and Restated Limited Liability Company Agreement of the LAC-GM Joint Venture was amended and restated to, among other things, set forth the rights, preferences, and privileges of the Non-Voting Units (the “Second A&R LLCA”). The Second A&R LLCA requires all capital contributions (with certain specified exceptions) to be made at fair market value, including those required by the DOE Loan.

The foregoing descriptions of each of the Company Warrant, A&R Warrant, JV Warrant, A&R JV Warrant, Registration Rights Agreement, Put, Call and Exchange Agreement and Second A&R LLCA are summaries only, do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, a copy of each of which is filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7 respectively, hereto and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K relating to the issuance of the Warrants and the underlying equity interests that may be issued upon conversion thereof is incorporated by reference into this Item 3.02. The Warrants were issued in reliance on the exemption from registration provided by in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The equity interests underlying the Warrants that may be issued upon the exercise thereof will, if issued, be issued in a transaction exempt from registration under the Securities Act in reliance of Section 4(a)(2) or Section 3(a)(9) thereof and/or Regulation D promulgated thereunder.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

10.1*	Warrant to Purchase Common Shares of Lithium Americas Corp., dated January 30, 2026, issued to the 1339480 B.C. Ltd.

10.2*	Amended and Restated Warrant to Purchase Common Shares of Lithium Americas Corp., dated January 30, 2026, issued to the United States Department of Energy.

10.3*	Warrant to Purchase Non-Voting Units of Lithium Nevada Ventures LLC, dated January 30, 2026, issued to Lithium Nevada Projects LLC.

10.4*	Amended and Restated Warrant to Purchase Non-Voting Units of Lithium Nevada Ventures LLC, dated January 30, 2026, issued to the United States Department of Energy.

10.5*	Registration Rights Agreement, dated January 30, 2026, by and between Lithium Americas Corp. and the United States Department of Energy.

10.6*	Put, Call and Exchange Agreement, date January 30, 2026 by and among Lithium Nevada Ventures LLC, Lithium Americas Corp., 1339480 B.C. Ltd, LAC US Corp., General Motors Holdings LLC, and the United States Department of Energy.

10.7*#	Second Amended and Restated Limited Liability Company Agreement of Lithium Nevada Ventures LLC, dated January 30, 2026.

EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Commission upon its request.

#

Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Corporation agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lithium Americas Corp.

Date: February 3, 2026	By:	/s/ Jonathan Evans
Jonathan Evans
Chief Executive Officer

5